Exhibit 10.3

DEBT EXCHANGE AGREEMENT

This Debt Exchange Agreement (this “Agreement”) is dated as of June 3rd, 2019 by and between Jerrick Media Holdings, Inc., a Nevada corporation (the “Company”), and that certain investor listed on the signature page attached hereto (the “Investor”).

WHEREAS, the Investor is currently owed a loan by the Company as of the date hereof with an outstanding unpaid principal amount of $1,000,000 and $95,833 of outstanding unpaid interest (the “Prior Debt Amount”) with a maturity date of May 26, 2017 (the Maturity Date”), issued pursuant to the terms of that certain Loan Agreement, dated as of May 26, 2016, between the Company and the Investor (the “Original Loan Agreement”);

WHEREAS, subject to the terms and conditions set forth in this Agreement the Company and the Investor desire to exchange (the “Exchange”) the Prior Debt Amount for Investor’s acceptance of a joint and several interest in the “Term Loan” as defined in that certain a Loan Agreement dated as of the date hereof (the “New Loan Agreement”), between the Company, the Investor and Eric Goldberg (the “Additional Investor”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Board of Directors” means the board of directors of the Company;

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close;

“Closing” means the consummation of the Exchange pursuant to Section 2.1 hereof;

“Closing Date” means the Business Day on which this Agreement has been executed and delivered by the applicable parties hereto, and all conditions precedent to the Investor’s obligation to proceed with the Closing, have been satisfied or waived;

“Exchange” shall have the meaning assigned to that term in the Recitals to this Agreement;

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction;

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind;

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

ARTICLE II.

EXCHANGE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company shall exchange the Original Loan Agreement for New Loan Agreement, in accordance with Section 2.3(a) hereof. Upon satisfaction of the covenants and conditions set forth in Sections 2.2, 2.3 and 2.4 hereof, the Closing shall occur.

2.2  Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Investor the following:

(i) this Agreement duly executed by the Company; and

(ii) the New Loan Agreement duly executed by the Company.

(b) On or prior to the Closing Date, the Investor shall deliver or cause to be delivered to the Company this Agreement and the New Loan Agreement duly executed by the Investor and the Additional Investor.

 2.3  Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of Investor contained herein (unless expressly stated herein as of a specific date);

(ii) all obligations, covenants and agreements of Investor required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by Investor and the Additional Investor of the items set forth in Section 2.3(b) of this Agreement.

(b) The obligations of the Investor hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless expressly stated herein as of a specific date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement.

2.4 Cancellation of Original Loan Agreement. Immediately upon the occurrence of the Closing the Company will effect the cancellation of the Promissory on its corporate books and records and the Investor will provide the original wet-ink signature of the Original Loan Agreement to the Company for cancellation.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investor:

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and to otherwise carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company and the Board of Directors in connection herewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof and upon receipt of Investor’s signature page to this Agreement, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Issuance of the New Loan Agreement. The New Loan Agreement shall be duly authorized and issued in accordance with this Agreement, shall be duly and validly issued, and free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in this Agreement.

(c) General Solicitation. The Company has not undertaken any advertisement, article, notice or other communication with regards to the Exchange or otherwise published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement, regarding the Exchange.

3.2 Representations, Warranties and Covenants of Investor. Investor hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization and Standing of Investor. If Investor is an entity, Investor is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation. If the Investor is a natural person, Investor has the legal capacity and power to enter into this Agreement.

(b)  Authorization and Power. Such Investor has the requisite power and authority to enter into and perform this Agreement. The execution, delivery and performance of this Agreement by such Investor, and the consummation by such Investor of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action, and no further consent or authorization of Investor or its board of directors, manager(s), trustee, stockholders, partners, members or beneficiaries, as applicable, is required. This Agreement has been duly authorized, executed and delivered by such Investor and constitutes, or shall constitute, when executed and delivered, a valid and binding obligation of such Investor, enforceable against Investor in accordance with the terms thereof.

(c)  No Conflicts. The execution, delivery and performance of this Agreement by Investor and the consummation by the Investor of the transactions contemplated herein do not and will not (i) conflict with or violate any provision of the Investor’s charter or other organizational documents or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction decree or other restriction of any court or governmental authority to which the Investor is subject (including federal and state securities laws and regulations), or by which any property or asset of the Investor is bound or affected.

(d)  No Liens. The New Loan Agreement is free and clear of all Liens and is not subject to any other encumbrances.

(e)  Filings, Consents and Approvals. The Investor is not required to obtain any approval, consent, waiver, authorization or order of, give any notice to, or make any filing, qualification or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person in connection with the execution, delivery and performance by the Investor of this Agreement or the cancellation of the Original Loan Agreement.

(f)  General Solicitation. The Investor is not exchanging the Original Loan Agreement for the New Loan Agreement as a result of any advertisement, article, notice or other communication regarding the New Loan Agreement published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

ARTICLE IV.

MISCELLANEOUS

4.1 Fees and Expenses. Each party hereto shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

4.2 Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties hereto acknowledge have been merged into such documents, exhibits and schedules.

4.3  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Business Day, and confirmation of transmission shall have been received, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, and confirmation of transmission shall have been received, (c) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given if delivered by hand or by registered or certified mail, return receipt requested. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

4.4  Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company and the Investor. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party hereto to exercise any right hereunder in any manner impair the exercise of any such right.

4.5    Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor (other than by merger). The Investor may assign any or all of its rights under this Agreement to any Person to whom the Investor assigns or transfers the New Loan Agreement, provided that such transferee agrees in writing to be bound, with respect to the New Loan Agreement, by the provisions of this Agreement that apply to the Investor.

4.7  Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey, without regard to the principles of conflicts of law thereof. Each party hereto agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New Jersey. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New Jersey for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of, any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement, and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party hereto shall commence an action or proceeding to enforce any provisions of this Agreement, then, the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

4.8 Survival. The representations and warranties contained herein shall survive the Closing and the cancellation of the Original Loan Agreement.

4.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.10  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

4.11  Replacement of New Loan Agreement. If, subsequent to the date hereof, any certificate or instrument evidencing any of the New Loan Agreement is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement certificates.

4.12    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

4.13 Construction. The parties hereto agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Debt Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

JERRICK MEDIA HOLDINGS, INC.			Address for Notice: 2050 Center Avenue Suite 640
Fort Lee, NJ 07024
By:
	Name:	Jeremy Frommer
	Title:	Chief Executive Officer

With a copy to (which shall not constitute notice):

Lucosky Brookman LLP 101 Wood Avenue South, 5th Floor Iselin, NJ 08830 Attn: Joseph M. Lucosky, Esq. Fax: (732) 395-4401

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR THE INVESTOR FOLLOW]

[INVESTOR SIGNATURE PAGE TO DEBT EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Debt Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor:

Signature of Investor:
Arthur Rosen

EXHIBIT A

New Loan Agreement